Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2013 November 11, 2013

Supplemental Financial Information – Unaudited November 11, 2013

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	9

Condensed Consolidated Balance Sheets Q3 2013 – Q3 2012	10

Consolidated Statements of Operations Q3 & YTD 2013/2012	12

Reconciliation of Net Income to EBITDA and Adjusted EBITDA Q3 & YTD 2013/2012	13

Reconciliation of Net Income to FFO and Adjusted FFO Q3 & YTD 2013/2012	14

Pro Forma Consolidated Statements of Operations Q3 2013 – Q3 2012	15

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2013	16

Earnings Guidance for Q4 and FY 2013	17

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q4 and FY 2013	19

CAPITALIZATION	20

Comparative Capitalization Q3 2013 – Q3 2012	21

Consolidated Debt Summary Schedule	22

Consolidated Amortization and Debt Maturity Schedule	23

PROPERTY-LEVEL DATA	24

PROPERTY-LEVEL OPERATING STATISTICS	26

Q3 2013/2012	27

Supplemental Financial Information – Unaudited November 11, 2013

YTD Q3 2013/2012	28

OPERATING STATISTICS BY BRAND & GEOGRAPHY	29

Comparable Portfolio Operating Statistics by Brand Q3 & YTD 2013/2012	30

Pro Forma Comparable Portfolio Property-Level YTD Q3 2013 EBITDA Contribution by Brand	31

Comparable Portfolio Operating Statistics by Region Q3 & YTD 2013/2012	32

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	33

Property-Level EBITDA Q3 & YTD 2013/2012	34

Property-Level EBITDA Margins Q3 & YTD 2013/2012	35

APPENDIX	36

Reconciliations of Pro Forma Net Income to EBITDA, Adjusted EBITDA, FFO and Adjusted FFO	37

Property-Level EBITDA Reconciliation	43

2013 Marriott Accounting Conversion	49

Supplemental Financial Information – Unaudited November 11, 2013

CORPORATE PROFILE, FINANCIAL DISCLOSURES,

AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited November 11, 2013

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of November 11, 2013, has interests in 28 hotels held for investment comprised of 12,942 rooms. Adjusting for the Company’s expected acquisition of the Hyatt Regency San Francisco, the Company will have interests in 29 hotels comprised of 13,744 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. Our goal is to improve the quality and scale of our portfolio while gradually deleveraging our balance sheet. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited November 11, 2013

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of November 11, 2013, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited November 11, 2013

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. We believe the use of FFO facilitates comparisons between us and other lodging REITs.

We also present Adjusted FFO when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited November 11, 2013

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO:

•                  Amortization of favorable and unfavorable contracts: we exclude the non-cash amortization of the favorable management contract asset and the unfavorable tenant lease liability recorded in conjunction with our acquisition of the Hilton Garden Inn Downtown/Magnificent Mile, along with the favorable tenant lease asset recorded in conjunction with our acquisition of the Hilton New Orleans St. Charles, and the unfavorable tenant lease liabilities recorded in conjunction with our acquisition of the Boston Park Plaza. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•                  Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.

•                  Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•                  Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•                  Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.

•                  Cumulative effect of a change in accounting principle: infrequently, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•                  Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO is not consistent with reflecting the ongoing performance of our remaining assets.

•                  Other adjustments: we exclude other adjustments such as lawsuit settlement costs (or the reversal of these costs), prior year property tax assessments and/or credits, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited November 11, 2013

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO, we also exclude the non-cash gains or losses on our derivatives, as well as the original issuance costs associated with the redemption of preferred stock and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income and pro forma net income to EBITDA and Adjusted EBITDA are set forth on page 13 and in the Appendix of this supplemental package.  We believe comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance. Reconciliations of net income and pro forma net income to FFO and Adjusted FFO are set forth on page 14 and in the Appendix of this supplemental package.

Our 27 comparable hotels include all hotels held for investment by the Company as of September 30, 2013, except the Boston Park Plaza due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Our 27 comparable hotels include prior ownership results as applicable in 2013 and 2012 for the Hilton New Orleans St. Charles acquired in May 2013, and in 2012 for the Hyatt Chicago Magnificent Mile acquired in June 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired in July 2012. Our 28 pro forma comparable hotels include our comparable portfolio, plus our ownership results and prior ownership results for the Boston Park Plaza which was acquired in July 2013.  The Hyatt Regency San Francisco, which the Company expects to acquire during the fourth quarter 2013, is not included in this supplemental presentation.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information – Unaudited November 11, 2013

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited November 11, 2013

Condensed Consolidated Balance Sheets

Q3 2013 – Q3 2012

(In thousands)	September 30, 2013 (1)	June 30, 2013 (2)	March 31, 2013 (3)	December 31, 2012 (4)	September 30, 2012 (5)
Assets
Investment in hotel properties:
Land	$323,164	$264,637	$260,939	$260,939	$268,093
Buildings & improvements	2,835,056	2,655,644	2,554,898	2,541,024	2,687,110
Furniture, fixtures, & equipment	387,680	366,536	341,252	329,770	351,014
Other	201,676	188,891	233,980	217,116	201,826
	3,747,576	3,475,708	3,391,069	3,348,849	3,508,043
Less accumulated depreciation & amortization	(770,527)	(734,759)	(701,786)	(666,972)	(707,361)
	2,977,049	2,740,949	2,689,283	2,681,877	2,800,682

Other real estate investments:
Land	-	-	-	-	1,600
Buildings & improvements	-	-	-	-	8,193
Furniture, fixtures, & equipment	-	-	-	-	6,586
Other	-	-	-	-	337

Less accumulated depreciation	-	-	-	-	(6,861)
	-	-	-	-	9,855

Other assets, net	40,947	62,049	52,287	47,238	52,394

Current assets:
Cash and cash equivalents	100,225	123,217	208,313	157,217	164,469
Cash proceeds held by accommodator	-	72,287	139,434	-	-
Restricted cash	84,139	76,711	69,423	78,394	76,790
Other current assets, net	53,326	41,943	44,908	171,949	40,752

Total assets	$3,255,686	$3,117,156	$3,203,648	$3,136,675	$3,144,942

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited November 11, 2013

Condensed Consolidated Balance Sheets

Q3 2013 – Q3 2012 (cont.)

(In thousands)	September 30, 2013 (1)	June 30, 2013 (2)	March 31, 2013 (3)	December 31, 2012 (4)	September 30, 2012 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$23,351	$20,571	$19,757	$18,726	$19,849
Exchangeable senior notes, less discount (6)	-	-	-	57,997	57,730
Other current liabilities	100,997	82,229	87,933	123,282	101,909
Total current liabilities	124,348	102,800	107,690	200,005	179,488

Notes payable, less current portion	1,387,006	1,275,626	1,281,112	1,286,666	1,318,102
Capital lease obligations, less current portion	15,594	15,603	15,615	15,621	15,630
Other liabilities	39,901	38,955	32,583	15,070	14,789

Total liabilities	1,566,849	1,432,984	1,437,000	1,517,362	1,528,009

Series C cumulative convertible redeemable preferred stock	-	-	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	-	-	-	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,609	1,609	1,608	1,352	1,352

Additional paid in capital	1,796,656	1,795,295	1,793,825	1,493,397	1,492,528
Retained earnings	219,837	205,788	187,005	158,376	147,329
Cumulative dividends	(500,001)	(489,558)	(486,047)	(475,144)	(467,707)
Accumulated other comprehensive loss	-	-	-	(5,335)	(4,740)
Total stockholders’ equity	1,633,101	1,628,134	1,611,391	1,463,896	1,460,012
Non-controlling interest in consolidated joint ventures	55,736	56,038	55,257	55,417	56,921

Total equity	1,688,837	1,684,172	1,666,648	1,519,313	1,516,933

Total liabilities and equity	$3,255,686	$3,117,156	$3,203,648	$3,136,675	$3,144,942

(1) As presented on Form 10-Q to be filed in November 2013.

(2) As presented on Form 10-Q filed August 7, 2013.

(3) As presented on Form 10-Q filed May 8, 2013.

(4) As presented on Form 10-K filed February 25, 2013.

(5) As presented on Form 10-Q filed November 6, 2012.

(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited November 11, 2013

Consolidated Statements of Operations

Q3 & YTD 2013/2012

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2013	2012	2013	2012

Revenues
Room	$181,708	$147,405	$482,591	$415,329
Food and beverage	53,080	44,007	155,550	143,010
Other operating	15,582	13,629	41,788	37,778
Total revenues	250,370	205,041	679,929	596,117
Operating expenses
Room	46,347	38,062	124,338	107,019
Food and beverage	37,913	32,888	108,067	99,770
Other operating	4,284	4,151	12,413	11,774
Advertising and promotion	12,261	10,280	34,766	30,374
Repairs and maintenance	9,394	7,721	26,043	22,797
Utilities	7,895	6,943	20,207	18,839
Franchise costs	8,770	7,957	24,019	21,421
Property tax, ground lease and insurance	20,435	17,405	58,200	50,243
Property general and administrative	27,067	22,891	75,961	68,412
Corporate overhead	6,586	6,114	20,116	18,887
Depreciation and amortization	35,050	34,381	101,241	96,568
Total operating expenses	216,002	188,793	605,371	546,104
Operating income	34,368	16,248	74,558	50,013
Interest and other income	727	18	2,078	155
Interest expense	(18,854)	(19,312)	(53,540)	(58,100)
Loss on extinguishment of debt	-	-	(44)	(191)
Income (loss) before income taxes and discontinued operations	16,241	(3,046)	23,052	(8,123)
Income tax provision	(424)	-	(6,710)	-
Income (loss) from continuing operations	15,817	(3,046)	16,342	(8,123)
Income from discontinued operations	-	42,602	48,410	46,566
Net income	15,817	39,556	64,752	38,443
Income from consolidated joint venture attributable to non-controlling interest	(1,768)	(827)	(3,291)	(1,694)
Distributions to non-controlling interest	(8)	(8)	(24)	(24)
Dividends paid on unvested restricted stock compensation	(101)	-	(101)	-
Preferred stock dividends and redemption charges	(2,300)	(7,437)	(16,713)	(22,311)
Undistributed income allocated to unvested restricted stock compensation	(30)	(352)	(295)	(162)
Income available to common stockholders	$11,610	$30,932	$44,328	$14,252

Basic and diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.07	$(0.09)	$(0.02)	$(0.26)
Income from discontinued operations	-	0.32	0.30	0.37
Basic and diluted income available to common stockholders per common share	$0.07	$0.23	$0.28	$0.11

Basic and diluted weighted average common shares outstanding	160,856	135,236	157,628	124,271

Dividends declared per common share	$0.05	$-	$0.05	$-

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 & YTD 2013/2012

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2013	2012	2013	2012

Net income	$15,817	$39,556	$64,752	$38,443
Operations held for investment:
Depreciation and amortization	35,050	34,381	101,241	96,568
Amortization of lease intangibles	1,028	1,028	3,084	3,084
Interest expense	18,854	19,312	53,540	58,100
Income tax provision	424	-	6,710	-
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,768)	(827)	(3,291)	(1,694)
Depreciation and amortization	(811)	(1,422)	(3,149)	(4,261)
Interest expense	(590)	(622)	(1,759)	(1,872)
Discontinued operations:
Depreciation and amortization	-	3,125	-	10,982
Amortization of lease intangibles	-	-	-	14
Interest expense	-	1,832	99	6,103
EBITDA	68,004	96,363	221,227	205,467

Operations held for investment:
Amortization of deferred stock compensation	1,262	812	3,578	2,654
Amortization of favorable and unfavorable contracts, net	46	92	275	92
Non-cash straightline lease expense	513	694	1,548	2,083
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,053)	(468)
(Gain) loss on sale of assets, net	-	33	(5)	22
Loss on extinguishment of debt	-	-	44	191
Closing costs - completed acquisitions	446	590	1,283	1,965
Lawsuit settlement costs, net	-	-	358	158
Prior year property tax and CAM adjustments, net	-	(440)	106	621
Hotel laundry closing costs	-	424	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)	(338)	(339)
Prior year property tax adjustments, net	-	63	-	(202)
Discontinued operations:
Gain on sale of assets, net	-	(38,115)	(51,620)	(38,292)
Loss on extinguishment of debt	-	-	3,115	-
Lawsuit settlement costs reversal	-	-	-	(48)
	1,803	(36,311)	(42,709)	(31,139)

Adjusted EBITDA	$69,807	$60,052	$178,518	$174,328

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Net Income to FFO and Adjusted FFO

Q3 & YTD 2013/2012

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2013	2012	2013	2012

Net income	$15,817	$39,556	$64,752	$38,443
Preferred stock dividends and redemption charges	(2,300)	(7,437)	(16,713)	(22,311)
Operations held for investment:
Real estate depreciation and amortization	34,694	34,082	100,197	95,663
Amortization of lease intangibles	1,028	1,028	3,084	3,084
(Gain) loss on sale of assets, net	-	33	(5)	22
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,768)	(827)	(3,291)	(1,694)
Real estate depreciation and amortization	(811)	(1,422)	(3,149)	(4,261)
Discontinued operations:
Real estate depreciation and amortization	-	3,125	-	10,982
Amortization of lease intangibles	-	-	-	14
Gain on sale of assets, net	-	(38,115)	(51,620)	(38,292)
FFO	46,660	30,023	93,255	81,650

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	46	92	275	92
Non-cash straightline lease expense	513	694	1,548	2,083
Write-off of deferred financing fees	-	-	-	3
Non-cash interest related to (gain) loss on derivatives, net	(12)	96	(429)	595
Loss on extinguishment of debt	-	-	44	191
Closing costs - completed acquisitions	446	590	1,283	1,965
Lawsuit settlement costs, net	-	-	358	158
Prior year property tax and CAM adjustments, net	-	(440)	106	621
Hotel laundry closing costs	-	424	-	424
Income tax provision	424	-	6,710	-
Preferred stock redemption charges	-	-	4,770	-
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)	(338)	(339)
Non-cash interest related to loss on derivative	(1)	-	(2)	(1)
Prior year property tax adjustments, net	-	63	-	(202)
Discontinued operations:
Loss on extinguishment of debt	-	-	3,115	-
Write-off of deferred financing fees	-	185	-	185
Lawsuit settlement costs reversal	-	-	-	(48)
	1,303	1,591	17,440	5,727

Adjusted FFO	$47,963	$31,614	$110,695	$87,377

FFO per diluted share	$0.29	$0.22	$0.59	$0.66

Adjusted FFO per diluted share	$0.30	$0.23	$0.70	$0.70

Basic weighted average shares outstanding	160,856	135,236	157,628	124,271
Shares associated with unvested restricted stock awards	517	318	404	235
Diluted weighted average shares outstanding	161,373	135,554	158,032	124,506

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited November 11, 2013

Pro Forma Consolidated Statements of Operations

Q3 2013 – Q3 2012

	Three Months Ended (1)
(Unaudited and in thousands)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2013	2013	2013	2012	2012
Revenues
Room	$181,708	$186,200	$143,644	$175,198	$164,527
Food and beverage	53,080	57,627	52,264	61,531	46,964
Other operating	15,582	14,356	13,470	15,314	14,602
Total revenues	250,370	258,183	209,378	252,043	226,093

Operating Expenses
Room	46,347	45,147	41,467	45,344	42,811
Food and beverage	37,913	38,057	37,353	42,002	35,268
Other expenses	90,106	89,786	85,990	91,353	84,828
Corporate overhead	6,586	7,359	6,171	5,430	6,114
Depreciation and amortization	35,050	34,203	36,400	36,724	36,765
Total operating expenses	216,002	214,552	207,381	220,853	205,786

Operating Income	34,368	43,631	1,997	31,190	20,307

Interest income and other income	727	788	746	829	706
Interest expense	(18,854)	(18,600)	(18,568)	(18,959)	(19,554)

Income (loss) before income taxes and discontinued operations	16,241	25,819	(15,825)	13,060	1,459
Income tax provision	(424)	(129)	(6,157)	(1,148)	-

Income (loss) from continuing operations	15,817	25,690	(21,982)	11,912	1,459
Income from discontinued operations	-	-	48,410	1,844	42,602

Net Income	$15,817	$25,690	$26,428	$13,756	$44,061

Adjusted EBITDA (2)	$69,807	$79,313	$39,427	$69,029	$57,739

(1)

Includes the Company's ownership results and prior ownership results for the pro forma 28 hotel portfolio held for investment by the Company as of September 30, 2013.  Excludes interest expense and loss on extinguishment of debt on the Senior Notes due to their repayment in January 2013. Includes the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)

Pro Forma Adjusted EBITDA reconciliations for the nine months ended September 30, 2013, as well as the three and nine months ended September 30, 2012, can be found  in the Appendix of this supplemental package. Prior quarters reflect the adjustments included in Footnote 1 above.  Does not include the anticipated acquisition of the Hyatt Regency San Francisco in the fourth quarter 2013.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information – Unaudited November 11, 2013

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2013

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2013	Page 16

Supplemental Financial Information – Unaudited November 11, 2013

Earnings Guidance for Q4 and FY 2013

The Company is providing guidance at this time, but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or unannounced financings during 2013.

For the fourth quarter of 2013, the Company expects:

Metric	Quarter Ended December 31, 2013 Guidance	Equity Offering / Acquisition of the Hyatt Regency San Francisco (1)	Revised Quarter Ended December 31, 2013 Guidance (1)	Change to Prior Guidance Midpoint
Comparable Hotel RevPAR Growth (2)	+3.0% - 4.0%	5% - 6%	+3.0% - 4.0%	-
Net Income ($ millions)	$6 - $10	-	$6 - $10	-
Adjusted EBITDA ($ millions)	$59 - $63	-	$59 - $63	-
Adjusted FFO ($ millions)	$36 - $40	-	$36 - $40	-
Adjusted FFO per diluted share	$0.22 - $0.25	$(0.02)	$0.21 - $0.23	$(0.02)
Diluted Weighted Average Shares Outstanding	161,400,000	13,260,000	174,660,000	13,260,000

(1)    Reflects November 1, 2013 equity issuance (weighted average) and the anticipated December 2013 acquisition of the Hyatt Regency San Francisco.

(2)    Comparable Hotel RevPAR statistics include the effects of converting the Company's ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

For the full year 2013, the Company expects:

Metric	Prior 2013 FY Guidance (1)	Equity Offering / Acquisition of the Hyatt Regency San Francisco (2)	Revised 2013 FY Guidance (2)	Change to Prior Guidance Midpoint
Comparable Hotel RevPAR Growth (3)	+3.0% - 5.0%	10% - 12%	+3.5% - 5.5%	+0.5%
Net Income ($ millions)	$73 - $77	-	$73 - $77	-
Adjusted EBITDA ($ millions)	$238 - $242	-	$238 - $242	-
Adjusted FFO ($ millions)	$147 - $151	-	$147 - $151	-
Adjusted FFO per diluted share	$0.92 - $0.95	$(0.02)	$0.90 - $0.93	$(0.02)
Diluted Weighted Average Shares Outstanding	159,100,000	3,340,000	162,440,000	3,340,000

(1)    Reflects guidance presented on October 24, 2013.

(2)    Reflects November 1, 2013 equity issuance (weighted average) and the anticipated December 2013 acquisition of the Hyatt Regency San Francisco.

(3)    Comparable Hotel RevPAR statistics include the effects of converting the Company's ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2013	Page 17

Supplemental Financial Information – Unaudited November 11, 2013

Earnings Guidance for Q4 and FY 2013

Fourth quarter and full year 2013 guidance is based in part on the following assumptions:

•                  Announced transactions are included as of their actual or expected closing date.

o                4.60% Exchangeable Senior Notes redemption – January 21, 2013.

o                Rochester Portfolio disposition – January 25, 2013.

o                Series A preferred stock redemption – March 1, 2013.

o                Hilton New Orleans St. Charles acquisition – May 1, 2013.

o                Series C preferred stock redemption – May 31, 2013.

o                Boston Park Plaza acquisition – July 2, 2013.

o                20.0 million common share equity offering – November 1, 2013.

o                Expected acquisition of the Hyatt Regency San Francisco – December 2, 2013.

•                  Full year capital investment of $115.0 million to $120.0 million.

•                  Approximately $2.0 million to $3.0 million of EBITDA disruption related to the government shutdown during the fourth quarter.

•                  Hotel revenue disruption of approximately $10.0 million related to renovation projects completed during the first and second quarters – no material renovation-related displacement is assumed during the remainder of 2013.

•                  Full year renovation-related hotel RevPAR disruption of approximately 100 to 125 basis points.

•                  Full year comparable hotel EBITDA margin expansion of approximately 25 to 75 basis points.

•                  Full year and fourth quarter Comparable Hotel RevPAR and comparable hotel EBITDA margins exclude the Boston Park Plaza due to the addition of 12 rooms in September 2012, and an additional 100 rooms in January 2013.

•                  Full year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of approximately $20.0 million to $21.0 million.

•                  Full year interest expense of approximately $71.0 million to $73.0 million, including $3.0 million in amortization of deferred financing fees.

•                  Full year preferred dividends of approximately $15.0 million for the Series D cumulative redeemable preferred stock, the Series A cumulative redeemable preferred stock through the March 1, 2013 redemption date and the Series C preferred stock through the May 31, 2013 redemption date.

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2013	Page 18

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO

Q4 and FY 2013

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2013		December 31, 2013
	Low	High	Low	High

Net income	$5,500	$9,500	$72,500	$76,700
Depreciation and amortization	35,100	35,100	136,000	136,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	18,800	18,800	71,700	71,700
Non-controlling interests	(3,400)	(3,400)	(11,600)	(11,800)
Amortization of deferred stock compensation	1,200	1,200	4,700	4,700
Income tax provision	1,000	1,000	7,800	7,800
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Non-cash straightline lease expense	600	600	2,800	2,800
Gain on sale of assets	-	-	(51,600)	(51,600)
Loss on extinguishment of debt	-	-	3,100	3,100
Adjusted EBITDA	$59,400	$63,400	$238,000	$242,000

Reconciliation of Net Income to Adjusted FFO

Net income	$5,500	$9,500	$72,500	$76,700
Preferred stock dividends	(2,300)	(2,300)	(15,400)	(15,400)
Real estate depreciation and amortization	33,500	33,500	133,700	133,700
Non-controlling interests	(2,900)	(2,900)	(9,900)	(10,100)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Income tax provision	1,000	1,000	7,800	7,800
Non-cash straightline lease expense	600	600	2,800	2,800
Gain on sale of assets	-	-	(51,600)	(51,600)
Loss on extinguishment of debt	-	-	3,100	3,100
Adjusted FFO	$36,400	$40,400	$147,000	$151,000

Adjusted FFO per diluted share	$0.21	$0.23	$0.90	$0.93

Diluted weighted average shares outstanding	174,660	174,660	162,440	162,440

EARNINGS GUIDANCE FOR Q4 AND FULL YEAR 2013	Page 19

Supplemental Financial Information – Unaudited November 11, 2013

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited November 11, 2013

Comparative Capitalization

Q3 2013 – Q3 2012

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(In thousands, except per share data)	2013	2013	2013	2012	2012

Common Share Price & Dividends
At the end of the quarter	$12.74	$12.08	$12.31	$10.71	$11.00
High during quarter ended	$13.49	$13.09	$12.31	$10.97	$11.70
Low during quarter ended	$11.87	$11.14	$11.02	$9.34	$9.68
Common dividends per share	$0.05	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	182,871	162,871	162,823	158,777	136,777
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	182,871	162,871	162,823	158,777	136,777

Capitalization
Market value of common equity	$2,329,777	$1,967,482	$2,004,351	$1,700,502	$1,504,547
Liquidation value of preferred equity - Series A (2)	-	-	-	-	176,250
Liquidation value of preferred equity - Series C (3)	-	-	-	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (4)	1,410,357	1,415,387	1,300,869	1,305,392	1,395,951
Consolidated total capitalization	3,855,134	3,497,869	3,420,220	3,220,894	3,291,748

Non-controlling interest in consolidated debt	(58,072)	(58,278)	(58,481)	(58,681)	(58,878)
Pro rata total capitalization	$3,797,062	$3,439,591	$3,361,739	$3,162,213	$3,232,870

Consolidated debt to total capitalization	36.6%	40.5%	38.0%	40.5%	42.4%
Pro rata debt to pro rata total capitalization	35.6%	39.5%	37.0%	39.4%	41.4%
Consolidated debt and preferred equity to total capitalization	39.6%	43.8%	41.4%	47.2%	54.3%
Pro rata debt and preferred equity to total capitalization	38.6%	42.8%	40.4%	46.2%	53.5%

(1)

Reflects shares outstanding at respective dates. Common shares outstanding at September 30, 2013 includes the effects of the Company's issuance of 20,000,000 shares in November 2013. Common shares outstanding at December 31, 2012 includes the effects of the Company's issuance of 22,000,000 shares in February 2013, and excludes the underwriters' over-allotment of 3,300,000 shares.

(2)	Liquidation value of preferred equity - Series A at December 31, 2012 includes the effects of the Company's redemption of all 7,050,000 shares of its Series A preferred stock on March 1, 2013.
(3)	Liquidation value of preferred equity - Series C at March 31, 2013 includes the effects of the Company's redemption of all 4,102,564 shares of its Series C preferred stock on May 31, 2013.
(4)

Consolidated debt at June 30, 2013 includes $119.2 million of debt assumed in connection with the acquisition of the Boston Park Plaza in July 2013. Consolidated debt at December 31, 2012 does not include debt secured by the Kahler Grand and the commercial laundry facility, which was classified as held for sale and included in discontinued operations as of December 31, 2012 due to their sale in January 2013. It also excludes the Company's remaining balance of $58.0 million of its exchangeable senior notes which were repurchased in January 2013.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited November 11, 2013

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2013	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$21,788	$20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,204	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	25,735	24,385
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	42,516	40,285
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	39,928	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	93,236	84,919
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	31,933	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	78,634	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	71,476	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	2/1/2018	118,890	109,628
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	68,127	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	88,628	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	126,974	106,580
Total Fixed Rate Debt				998,069	920,458
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	232,288	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000	167,498
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-
Total Variable Rate Debt				412,288	390,506

TOTAL CONSOLIDATED DEBT				$1,410,357	$1,310,964

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				70.8%
% Floating Rate Debt				29.2%
Average Interest Rate (1)				4.87%
Weighted Average Maturity of Debt				4.0 years

(1)  Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at September 30, 2013 and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information – Unaudited November 11, 2013

Consolidated Amortization and Debt Maturity Schedule

(1)         Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2013 pro rata total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information – Unaudited November 11, 2013

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level Data

	Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.19%	75%	Leasehold	2071	2011
2	Boston Park Plaza (2)	Massachusetts	Independent	1,053	8.14%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.24%	100%	Fee Simple		2005
4	Renaissance Orlando at SeaWorld® (3)	Florida	Marriott	781	6.03%	100%	Fee Simple		2005
5	Renaissance Harborplace	Maryland	Marriott	622	4.81%	100%	Leasehold	2085	2005
6	Renaissance Los Angeles Airport	California	Marriott	499	3.86%	100%	Fee Simple		2007
7	JW Marriott New Orleans (4)	Louisiana	Marriott	496	3.83%	100%	Leasehold	2081	2011
8	Hilton North Houston	Texas	Hilton	480	3.71%	100%	Fee Simple		2002
9	Marriott Quincy	Massachusetts	Marriott	464	3.59%	100%	Fee Simple		2007
10	Doubletree Guest Suites Times Square	New York	Hilton	460	3.55%	100%	Leasehold	2127	2011
11	Hilton Times Square	New York	Hilton	460	3.55%	100%	Leasehold	2091	2006
12	Fairmont Newport Beach	California	Fairmont	444	3.43%	100%	Leasehold	2082	2005
13	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	3.24%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.18%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	407	3.14%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	3.06%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	3.01%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.89%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.84%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	2.76%	100%	Fee Simple		2012
21	Renaissance Westchester	New York	Marriott	348	2.69%	100%	Fee Simple		2010
22	Embassy Suites La Jolla	California	Hilton	340	2.63%	100%	Fee Simple		2006
23	Marriott Philadelphia	Pennsylvania	Marriott	289	2.23%	100%	Fee Simple		2002
24	Hilton New Orleans St. Charles	Louisiana	Hilton	250	1.93%	100%	Fee Simple		2013
25	Marriott Portland	Oregon	Marriott	249	1.92%	100%	Fee Simple		2000
26	Sheraton Cerritos	California	Sheraton	203	1.57%	100%	Leasehold	2087	2005
27	Marriott Park City	Utah	Marriott	199	1.54%	100%	Fee Simple		1999
28	Courtyard by Marriott Los Angeles	California	Marriott	185	1.43%	100%	Leasehold	2096	1999

	Total pro forma comparable portfolio			12,942	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.
(3)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(4)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information – Unaudited November 11, 2013

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level Operating Statistics

Q3 2013/2012

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2013	2012	Variance	2013	2012	Variance	2013	2012	Variance
1	Hilton San Diego Bayfront	$210.47	$210.32	0.1%	90.9%	84.7%	7.3%	$191.32	$178.14	7.4%
2	Renaissance Washington DC	186.16	175.26	6.2%	79.4%	59.1%	34.3%	147.81	103.58	42.7%
3	Renaissance Orlando at SeaWorld ®	114.35	115.62	-1.1%	74.8%	78.1%	-4.2%	85.53	90.30	-5.3%
4	Renaissance Harborplace	171.81	162.37	5.8%	82.1%	80.3%	2.2%	141.06	130.38	8.2%
5	Renaissance Los Angeles Airport	113.49	118.35	-4.1%	92.5%	87.7%	5.5%	104.98	103.79	1.1%
6	JW Marriott New Orleans	136.80	133.33	2.6%	79.6%	78.4%	1.5%	108.89	104.53	4.2%
7	Hilton North Houston	98.09	95.14	3.1%	83.1%	83.8%	-0.8%	81.51	79.73	2.2%
8	Marriott Quincy	144.64	143.30	0.9%	84.8%	83.0%	2.2%	122.65	118.94	3.1%
9	Doubletree Guest Suites Times Square	365.48	347.69	5.1%	98.4%	98.4%	0.0%	359.63	342.13	5.1%
10	Hilton Times Square	310.05	296.95	4.4%	98.7%	98.6%	0.1%	306.02	292.79	4.5%
11	Fairmont Newport Beach	149.19	141.42	5.5%	80.7%	79.9%	1.0%	120.40	112.99	6.6%
12	Hyatt Chicago Magnificent Mile	190.45	167.22	13.9%	87.4%	88.8%	-1.6%	166.45	148.49	12.1%
13	Marriott Boston Long Wharf	304.79	297.27	2.5%	94.4%	94.2%	0.2%	287.72	280.03	2.7%
14	Hyatt Regency Newport Beach	164.07	145.80	12.5%	90.1%	91.4%	-1.4%	147.83	133.26	10.9%
15	Marriott Tysons Corner	141.82	156.90	-9.6%	67.7%	68.9%	-1.7%	96.01	108.10	-11.2%
16	Marriott Houston	104.03	94.62	9.9%	76.7%	82.3%	-6.8%	79.79	77.87	2.5%
17	Renaissance Long Beach	128.82	123.54	4.3%	83.4%	76.8%	8.6%	107.44	94.88	13.2%
18	Embassy Suites Chicago	211.17	205.86	2.6%	95.3%	89.1%	7.0%	201.25	183.42	9.7%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	186.72	179.97	3.8%	90.5%	90.5%	0.0%	168.98	162.87	3.8%
20	Renaissance Westchester	138.14	136.41	1.3%	73.9%	68.9%	7.3%	102.09	93.99	8.6%
21	Embassy Suites La Jolla	182.52	175.58	4.0%	90.5%	85.9%	5.4%	165.18	150.82	9.5%
22	Marriott Philadelphia	158.05	155.42	1.7%	70.3%	68.6%	2.5%	111.11	106.62	4.2%
23	Hilton New Orleans St. Charles (1)	127.43	137.49	-7.3%	67.2%	70.0%	-4.0%	85.63	96.24	-11.0%
24	Marriott Portland	185.91	165.29	12.5%	93.9%	91.9%	2.2%	174.57	151.90	14.9%
25	Sheraton Cerritos	120.71	112.70	7.1%	93.6%	88.1%	6.2%	112.98	99.29	13.8%
26	Marriott Park City	106.17	107.57	-1.3%	70.7%	67.3%	5.1%	75.06	72.39	3.7%
27	Courtyard by Marriott Los Angeles	146.87	147.85	-0.7%	98.2%	95.1%	3.3%	144.23	140.61	2.6%

	Comparable Portfolio (1)	$179.32	$173.83	3.2%	84.9%	82.3%	3.2%	$152.24	$143.06	6.4%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (2)	$179.32	$173.76	3.2%	84.9%	81.4%	4.3%	$152.24	$141.44	7.6%

(1)

Comparable Portfolio includes all 28 hotels held for investment by the Company as of September 30, 2013, excluding the Boston Park Plaza. Includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(2)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level Operating Statistics

YTD Q3 2013/2012

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2013	2012	Variance	2013	2012	Variance	2013	2012	Variance
1	Hilton San Diego Bayfront	$208.56	$211.86	-1.6%	86.0%	81.9%	5.0%	$179.36	$173.51	3.4%
2	Renaissance Washington DC	212.07	203.80	4.1%	79.6%	68.8%	15.7%	168.81	140.21	20.4%
3	Renaissance Orlando at SeaWorld ®	138.87	137.24	1.2%	78.6%	78.4%	0.3%	109.15	107.60	1.4%
4	Renaissance Harborplace	164.31	159.53	3.0%	74.7%	74.2%	0.7%	122.74	118.37	3.7%
5	Renaissance Los Angeles Airport	114.38	117.61	-2.7%	89.2%	84.4%	5.7%	102.03	99.26	2.8%
6	JW Marriott New Orleans	178.71	169.19	5.6%	81.4%	82.9%	-1.8%	145.47	140.26	3.7%
7	Hilton North Houston	101.38	100.75	0.6%	85.9%	82.4%	4.2%	87.09	83.02	4.9%
8	Marriott Quincy	147.06	146.38	0.5%	74.6%	74.4%	0.3%	109.71	108.91	0.7%
9	Doubletree Guest Suites Times Square	340.87	319.44	6.7%	97.5%	97.7%	-0.2%	332.35	312.09	6.5%
10	Hilton Times Square (2)	304.35	281.24	8.2%	87.0%	97.8%	-11.0%	264.78	275.05	-3.7%
11	Fairmont Newport Beach	144.26	134.83	7.0%	76.7%	76.6%	0.1%	110.65	103.28	7.1%
12	Hyatt Chicago Magnificent Mile (1) (2)	177.72	153.72	15.6%	67.1%	78.9%	-15.0%	119.25	121.29	-1.7%
13	Marriott Boston Long Wharf	272.83	261.25	4.4%	87.4%	88.5%	-1.2%	238.45	231.21	3.1%
14	Hyatt Regency Newport Beach (2)	148.44	132.98	11.6%	75.0%	88.1%	-14.9%	111.33	117.16	-5.0%
15	Marriott Tysons Corner	156.17	167.07	-6.5%	66.3%	68.1%	-2.6%	103.54	113.77	-9.0%
16	Marriott Houston	105.93	97.57	8.6%	81.0%	80.7%	0.4%	85.80	78.74	9.0%
17	Renaissance Long Beach	143.33	135.60	5.7%	80.0%	77.5%	3.2%	114.66	105.09	9.1%
18	Embassy Suites Chicago	193.15	190.56	1.4%	87.0%	79.8%	9.0%	168.04	152.07	10.5%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	173.39	164.29	5.5%	84.9%	84.7%	0.2%	147.21	139.15	5.8%
20	Renaissance Westchester (2)	138.31	130.98	5.6%	62.4%	72.3%	-13.7%	86.31	94.70	-8.9%
21	Embassy Suites La Jolla	167.91	164.07	2.3%	86.0%	80.3%	7.1%	144.40	131.75	9.6%
22	Marriott Philadelphia	165.32	163.77	0.9%	69.4%	67.7%	2.5%	114.73	110.87	3.5%
23	Hilton New Orleans St. Charles (1)	156.47	158.25	-1.1%	77.9%	78.9%	-1.3%	121.89	124.86	-2.4%
24	Marriott Portland	165.20	146.29	12.9%	84.4%	84.9%	-0.6%	139.43	124.20	12.3%
25	Sheraton Cerritos	119.38	112.90	5.7%	92.1%	90.0%	2.3%	109.95	101.61	8.2%
26	Marriott Park City	149.50	149.79	-0.2%	67.6%	68.9%	-1.9%	101.06	103.21	-2.1%
27	Courtyard by Marriott Los Angeles	143.93	143.02	0.6%	96.4%	95.6%	0.8%	138.75	136.73	1.5%

	Comparable Portfolio (1)	$179.25	$173.32	3.4%	80.8%	80.6%	0.2%	$144.83	$139.70	3.7%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	$179.25	$173.27	3.5%	80.8%	80.4%	0.5%	$144.83	$139.31	4.0%

(1)

Comparable Portfolio includes all 28 hotels held for investment by the Company as of September 30, 2013, excluding the Boston Park Plaza. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(2)

Operating statistics for the first nine months of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. These room renovations were substantially complete by June 30, 2013.

(3)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited November 11, 2013

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information – Unaudited November 11, 2013

Comparable Portfolio Operating Statistics by Brand
Q3 & YTD 2013/2012

		For the Three Months Ended September 30,
		2013			2012

	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	80.9%	$155.16	$125.52	77.5%	$150.20	$116.41	7.8%
Hilton (1)	8	90.6%	$221.95	$201.09	87.9%	$216.44	$190.25	5.7%
Hyatt	2	88.7%	$177.23	$157.20	90.0%	$156.54	$140.89	11.6%
Other (2)	2	84.8%	$139.32	$118.14	82.4%	$131.79	$108.59	8.8%

Comparable Portfolio (3)	27	84.9%	$179.32	$152.24	82.3%	$173.83	$143.06	6.4%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	27	84.9%	$179.32	$152.24	81.4%	$173.76	$141.44	7.6%

		For the Nine Months Ended September 30,

		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	78.2%	$163.21	$127.63	77.1%	$157.39	$121.35	5.2%
Hilton (1)	8	86.9%	$213.23	$185.30	85.4%	$209.26	$178.71	3.7%
Hyatt (5)	2	71.0%	$162.48	$115.36	83.4%	$142.95	$119.22	-3.2%
Other (2)	2	81.5%	$135.44	$110.38	80.8%	$127.17	$102.75	7.4%

Comparable Portfolio (3)	27	80.8%	$179.25	$144.83	80.6%	$173.32	$139.70	3.7%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	27	80.8%	$179.25	$144.83	80.4%	$173.27	$139.31	4.0%

(1)	Hilton includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(2)	Other includes Fairmont and Sheraton.

(3)

Comparable Portfolio includes all 28 hotels held for investment by the Company as of September 30, 2013, excluding the Boston Park Plaza. Includes prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(4)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

(5)	Hyatt includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information – Unaudited November 11, 2013

Pro Forma Comparable Portfolio Property-Level YTD Q3 2013 EBITDA Contribution
by Brand

Note: Includes 28 hotel Pro Forma Comparable Portfolio.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited August 5, 2013

Comparable Portfolio Operating Statistics by Region
Q3 & YTD 2013/2012

		For the Three Months Ended September 30,
		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	8	89.5%	$165.55	$148.17	85.3%	$162.18	$138.34	7.1%
Other West	4	81.4%	$119.96	$97.65	82.4%	$111.31	$91.72	6.5%
Midwest (1)	3	90.9%	$196.28	$178.42	89.4%	$183.66	$164.19	8.7%
East (2)	12	81.5%	$198.60	$161.86	78.7%	$195.73	$154.04	5.1%

Comparable Portfolio (3)	27	84.9%	$179.32	$152.24	82.3%	$173.83	$143.06	6.4%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	27	84.9%	$179.32	$152.24	81.4%	$173.76	$141.44	7.6%

		For the Nine Months Ended September 30,
		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	8	84.3%	$162.30	$136.82	82.9%	$159.64	$132.34	3.4%
Other West	4	81.4%	$121.25	$98.70	80.3%	$115.25	$92.55	6.6%
Midwest (1)	3	79.1%	$181.74	$143.76	81.0%	$168.87	$136.78	5.1%
East (2)	12	78.7%	$203.68	$160.30	79.1%	$197.95	$156.58	2.4%

Comparable Portfolio (3)	27	80.8%	$179.25	$144.83	80.6%	$173.32	$139.70	3.7%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	27	80.8%	$179.25	$144.83	80.4%	$173.27	$139.31	4.0%

(1)

Midwest includes prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.

(2)	East includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013.
(3)

Comparable Portfolio includes all 28 hotels held for investment by the Company as of September 30, 2013, excluding the Boston Park Plaza. Includes prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(4)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited November 11, 2013

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA
Q3 & YTD 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,

	(In thousands)	2013	2012		2013	2012
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (4)	$13,122	$11,930	10%	$34,167	$32,679	5%
2	Boston Park Plaza	6,714	5,364	25%	14,502	13,363	9%
3	Renaissance Washington DC	3,512	827	325%	17,901	10,465	71%
4	Renaissance Orlando at SeaWorld ®	1,626	1,930	-16%	11,500	11,833	-3%
5	Renaissance Harborplace (4)	3,707	2,996	24%	8,778	7,406	19%
6	Renaissance Los Angeles Airport	1,385	892	55%	3,856	3,043	27%
7	JW Marriott New Orleans	1,558	602	159%	9,090	6,913	31%
8	Hilton North Houston (4)	668	928	-28%	3,095	3,698	-16%
9	Marriott Quincy (3)	2,310	1,860	24%	6,122	4,759	29%
10	Doubletree Guest Suites Times Square (1)	6,583	5,997	10%	15,582	14,370	8%
11	Hilton Times Square (3)	4,185	3,914	7%	9,055	10,202	-11%
12	Fairmont Newport Beach	1,727	1,527	13%	4,290	3,686	16%
13	Hyatt Chicago Magnificent Mile (3)	2,255	1,928	17%	1,080	3,490	-69%
14	Marriott Boston Long Wharf	6,415	5,419	18%	14,348	11,925	20%
15	Hyatt Regency Newport Beach (3)	2,228	1,946	14%	3,455	4,388	-21%
16	Marriott Tysons Corner	1,276	1,389	-8%	4,514	4,864	-7%
17	Marriott Houston (4)	687	689	0%	2,600	2,698	-4%
18	Renaissance Long Beach	1,327	823	61%	4,745	3,571	33%
19	Embassy Suites Chicago (3) (4)	3,614	3,099	17%	7,655	7,148	7%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,581	2,624	-2%	5,886	5,610	5%
21	Renaissance Westchester (3)	276	295	-6%	(120)	899	-113%
22	Embassy Suites La Jolla (4)	2,753	2,459	12%	6,880	6,681	3%
23	Marriott Philadelphia	1,091	660	65%	3,596	2,549	41%
24	Hilton New Orleans St. Charles	636	712	-11%	3,399	3,761	-10%
25	Marriott Portland	2,344	1,950	20%	4,989	4,274	17%
26	Sheraton Cerritos	691	632	9%	2,449	2,037	20%
27	Marriott Park City	252	233	8%	1,967	2,059	-4%
28	Courtyard by Marriott Los Angeles	1,107	964	15%	2,879	2,732	5%

	Actual and Pro Forma Comparable Portfolio (28 Hotels) (5)	$76,630	$64,589	19%	$208,260	$191,103	9%

	(1)	Reflects 100% ownership.
	(2)	Reconciliations to Net Income (Loss) provided on pages 43, 44, 46 and 47.
	(3)

Hotel EBITDA for the nine months ended September 30, 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the nine months ended September 30, 2013 is also impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

	(4)

Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace. Hotel EBITDA for the first nine months of 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.3 million in property tax credits net of (assessments) received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

	(5)

Actual Portfolio for the three months ended September 30, 2013 includes the Company’s ownership results for all 28 hotels held for investment by the Company as of September 30, 2013. Pro Forma Comparable Portfolio for the three months ended September 30, 2012 and the nine months ended September 30, 2013 and 2012 includes all 28 hotels held for investment by the Company as of September 30, 2013, and also includes the Company’s ownership results and prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA Margins
Q3 & YTD 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2013	2012		2013	2012
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (3)	38.8%	38.8%	- bps	36.5%	35.4%	110 bps
2	Boston Park Plaza	33.7%	30.3%	340 bps	27.4%	26.7%	70 bps
3	Renaissance Washington DC	21.5%	7.7%	1,380 bps	30.3%	23.5%	680 bps
4	Renaissance Orlando at SeaWorld ®	14.2%	17.0%	(280) bps	27.0%	29.1%	(210) bps
5	Renaissance Harborplace (3)	32.0%	30.6%	140 bps	27.8%	26.3%	150 bps
6	Renaissance Los Angeles Airport	21.6%	15.8%	580 bps	20.4%	17.9%	250 bps
7	JW Marriott New Orleans	23.1%	10.3%	1,280 bps	35.1%	30.2%	490 bps
8	Hilton North Houston (3)	13.2%	17.0%	(380) bps	18.5%	21.7%	(320) bps
9	Marriott Quincy (3)	30.2%	28.4%	180 bps	29.4%	25.9%	350 bps
10	Doubletree Guest Suites Times Square (1)	36.3%	35.0%	130 bps	31.7%	30.9%	80 bps
11	Hilton Times Square (2)	30.1%	29.0%	110 bps	24.9%	26.8%	(190) bps
12	Fairmont Newport Beach	23.4%	21.4%	200 bps	20.8%	18.8%	200 bps
13	Hyatt Chicago Magnificent Mile (2) (3)	26.6%	25.4%	120 bps	6.1%	18.8%	(1,270) bps
14	Marriott Boston Long Wharf	43.2%	41.5%	170 bps	37.6%	35.7%	190 bps
15	Hyatt Regency Newport Beach (2)	23.7%	22.2%	150 bps	15.7%	19.0%	(330) bps
16	Marriott Tysons Corner	28.1%	30.0%	(190) bps	30.5%	32.2%	(170) bps
17	Marriott Houston (3)	19.0%	18.6%	40 bps	22.1%	23.2%	(110) bps
18	Renaissance Long Beach	24.6%	19.1%	550 bps	27.9%	25.1%	280 bps
19	Embassy Suites Chicago (3)	45.2%	43.3%	190 bps	38.5%	39.9%	(140) bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	42.4%	44.2%	(180) bps	37.1%	37.1%	- bps
21	Renaissance Westchester (2)	6.1%	6.5%	(40) bps	-1.0%	6.5%	(750) bps
22	Embassy Suites La Jolla (3)	46.3%	45.0%	130 bps	43.7%	45.4%	(170) bps
23	Marriott Philadelphia	25.6%	17.6%	800 bps	26.1%	20.6%	550 bps
24	Hilton New Orleans St. Charles	27.3%	29.5%	(220) bps	36.5%	40.6%	(410) bps
25	Marriott Portland	49.4%	47.1%	230 bps	44.0%	41.4%	260 bps
26	Sheraton Cerritos	23.1%	23.0%	10 bps	26.2%	23.6%	260 bps
27	Marriott Park City	12.8%	12.3%	50 bps	25.9%	26.6%	(70) bps
28	Courtyard by Marriott Los Angeles	38.1%	34.1%	400 bps	34.5%	33.3%	120 bps

	Actual and Pro Forma Comparable Portfolio (28 Hotels) (4)	30.8%	28.8%	200 bps	29.2%	28.6%	60 bps

	Comparable Portfolio (27 Hotels) (5)	30.6%	28.6%	200 bps	29.4%	28.7%	70 bps

	Adjusted Comparable Portfolio (27 Hotels) (3)	30.6%	28.4%	220 bps	29.4%	28.6%	80 bps

	Adjusted Comparable Portfolio without renovation hotels (23 Hotels) (2)	31.7%	29.4%	230 bps	31.5%	30.1%	140 bps

	(1)	Reflects 100% ownership.
	(2)

Hotel EBITDA for the nine months ended September 30, 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Excluding these four hotels, EBITDA margins for our Adjusted Comparable Portfolio would have been 31.7% and 29.4% for the three months ended September 30, 2013 and 2012, respectively, and 31.5% and 30.1% for the nine months ended September 30, 2013 and 2012, respectively.

	(3)

Hotel EBITDA for the nine months ended September 30, 2013 is also impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000. Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace. Hotel EBITDA for the first nine months of 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.3 million in property tax credits net of (assessments) received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

	(4)

Actual Portfolio for the three months ended September 30, 2013 includes the Company’s ownership results for all 28 hotels held for investment by the Company as of September 30, 2013. Pro Forma Comparable Portfolio for the three months ended September 30, 2012 and the nine months ended September 30, 2013 and 2012 includes all 28 hotels held for investment by the Company as of September 30, 2013, and also includes the Company’s ownership results and prior ownership results as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

	(5)

Comparable Portfolio represents the Company’s ownership results and prior ownership results as applicable for the 27 Comparable Hotels, which include the 28 Pro Forma Comparable hotels held for investment as of September 30, 2013, excluding the Boston Park Plaza.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited November 11, 2013

APPENDIX

APPENDIX	Page 36

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

Q3 2012

	Three Months Ended September 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton Garden Inn	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	New Orleans (4)	Park Plaza (5)	Senior Notes (6)	Equity (7)	Stock (8)	Stock (9)	Stock (10)	Forma (11)

Net income	$39,556	$(42,602)	$367	$177	$2,178	$1,095	$688	$-	$-	$-	$1,459
Operations held for investment:
Depreciation and amortization	34,381	-	-	535	1,849	-	-	-	-	-	36,765
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	1,028
Interest expense	19,312	-	-	-	1,337	(1,095)	-	-	-	-	19,554
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(827)	-	-	-	-	-	-	-	-	-	(827)
Depreciation and amortization	(1,422)	-	-	-	-	-	-	-	-	-	(1,422)
Interest expense	(622)	-	-	-	-	-	-	-	-	-	(622)
Discontinued operations:
Depreciation and amortization	3,125	(3,125)	-	-	-	-	-	-	-	-	-
Interest expense	1,832	(1,832)	-	-	-	-	-	-	-	-	-
EBITDA	96,363	(47,559)	367	712	5,364	-	688	-	-	-	55,935

Operations held for investment:
Amortization of deferred stock compensation	812	-	-	-	-	-	-	-	-	-	812
Amortization of favorable and unfavorable contracts, net	92	-	-	-	-	-	-	-	-	-	92
Non-cash straightline lease expense	694	-	-	-	-	-	-	-	-	-	694
Capital lease obligation interest - cash ground rent	(351)	-	-	-	-	-	-	-	-	-	(351)
Loss on sale of assets	33	-	-	-	-	-	-	-	-	-	33
Closing costs - completed acquisitions	590	-	-	-	-	-	-	-	-	-	590
Prior year property tax and CAM adjustments, net	(440)	-	-	-	-	-	-	-	-	-	(440)
Hotel laundry closing costs	424	-	-	-	-	-	-	-	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	(113)
Prior year property tax adjustment	63	-	-	-	-	-	-	-	-	-	63
Discontinued operations:
Gain on sale of assets, net	(38,115)	38,115	-	-	-	-	-	-	-	-	-
	(36,311)	38,115	-	-	-	-	-	-	-	-	1,804

Adjusted EBITDA	$60,052	$(9,444)	$367	$712	$5,364	$-	$688	$-	$-	$-	$57,739

*Footnotes on following page

APPENDIX	Page 37

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

Q3 2012

	Three Months Ended September 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton Garden Inn	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	New Orleans (4)	Park Plaza (5)	Senior Notes (6)	Equity (7)	Stock (8)	Stock (9)	Stock (10)	Forma (11)

Net income	$39,556	$(42,602)	$367	$177	$2,178	$1,095	$688	$-	$-	$-	$1,459
Preferred stock dividends	(7,437)	-	-	-	-	-	-	-	3,525	1,612	(2,300)
Operations held for investment:
Real estate depreciation and amortization	34,082	-	-	535	1,849	-	-	-	-	-	36,466
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	1,028
Loss on sale of assets	33	-	-	-	-	-	-	-	-	-	33
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(827)	-	-	-	-	-	-	-	-	-	(827)
Real estate depreciation and amortization	(1,422)	-	-	-	-	-	-	-	-	-	(1,422)
Discontinued operations:
Real estate depreciation and amortization	3,125	(3,125)	-	-	-	-	-	-	-	-	-
Gain on sale of assets, net	(38,115)	38,115	-	-	-	-	-	-	-	-	-
FFO	30,023	(7,612)	367	712	4,027	1,095	688	-	3,525	1,612	34,437

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	92	-	-	-	-	-	-	-	-	-	92
Non-cash straightline lease expense	694	-	-	-	-	-	-	-	-	-	694
Non-cash interest related to loss on derivatives	96	-	-	-	-	-	-	-	-	-	96
Closing costs - completed acquisitions	590	-	-	-	-	-	-	-	-	-	590
Prior year property tax and CAM adjustments, net	(440)	-	-	-	-	-	-	-	-	-	(440)
Hotel laundry closing costs	424	-	-	-	-	-	-	-	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	(113)
Prior year property tax adjustment	63	-	-	-	-	-	-	-	-	-	63
Discontinued operations:
Write-off of deferred financing fees	185	(185)	-	-	-	-	-	-	-	-	-
	1,591	(185)	-	-	-	-	-	-	-	-	1,406

Adjusted FFO	$31,614	$(7,797)	$367	$712	$4,027	$1,095	$688	$-	$3,525	$1,612	$35,843

FFO per diluted share	$0.22										$0.21

Adjusted FFO per diluted share	$0.23										$0.22

Basic weighted average shares outstanding	135,236							25,300			160,536
Shares associated with unvested restricted stock awards	318							-			318
Diluted weighted average shares outstanding	135,554							25,300			160,854

(1)

Actual represents the Company’s ownership results for the 30 hotels in which the Company had interests as of September 30, 2012. In accordance with the September 30, 2013 presentation, 26 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2)

Discontinued Operations represents the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012. It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3)	Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012.
(4)

Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(5)

Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(6)

Repurchase: Exchangeable Senior Notes represents interest, accretion of discount and deferred finance fee amortization related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(7)

Investment: Preferred Equity represents the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(8)	Issuance: Common Stock represents the 25,300,000 shares issued by the Company in connection with a common stock offering in February 2013.
(9)	Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.
(10)

Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(11)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the Exchangeable Senior Note repurchase and Preferred Equity Investment in January 2013, the common stock issuance in February 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 38

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

YTD Q3 2013

	Nine Months Ended September 30, 2013
			Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Stock (9)	Forma (10)

Net income	$64,752	$(48,410)	$1,348	$1,443	$209	$183	$-	$-	$-	$19,525
Operations held for investment:
Depreciation and amortization	101,241	-	714	3,698	-	-	-	-	-	105,653
Amortization of lease intangibles	3,084	-	-	-	-	-	-	-	-	3,084
Interest expense	53,540	-	-	2,647	(165)	-	-	-	-	56,022
Income tax provision	6,710	-	-	-	-	-	-	-	-	6,710
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(3,291)	-	-	-	-	-	-	-	-	(3,291)
Depreciation and amortization	(3,149)	-	-	-	-	-	-	-	-	(3,149)
Interest expense	(1,759)	-	-	-	-	-	-	-	-	(1,759)
Discontinued operations:
Interest expense	99	(99)	-	-	-	-	-	-	-	-
EBITDA	221,227	(48,509)	2,062	7,788	44	183	-	-	-	182,795

Operations held for investment:
Amortization of deferred stock compensation	3,578	-	-	-	-	-	-	-	-	3,578
Amortization of favorable and unfavorable contracts, net	275	-	-	-	-	-	-	-	-	275
Non-cash straightline lease expense	1,548	-	-	-	-	-	-	-	-	1,548
Capital lease obligation interest - cash ground rent	(1,053)	-	-	-	-	-	-	-	-	(1,053)
Gain on sale of assets	(5)	-	-	-	-	-	-	-	-	(5)
Loss on extinguishment of debt	44	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	1,283	-	-	-	-	-	-	-	-	1,283
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	106
Non-controlling interests:
Non-cash straightline lease expense	(338)	-	-	-	-	-	-	-	-	(338)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-
	(42,709)	48,505	-	-	(44)	-	-	-	-	5,752

Adjusted EBITDA	$178,518	$(4)	$2,062	$7,788	$-	$183	$-	$-	$-	$188,547

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

YTD Q3 2013

	Nine Months Ended September 30, 2013
			Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Stock (9)	Forma (10)

Net income	$64,752	$(48,410)	$1,348	$1,443	$209	$183	$-	$-	$-	$19,525
Preferred stock dividends and redemption charges	(16,713)	-	-	-	-	-	-	6,991	2,822	(6,900)
Operations held for investment:
Real estate depreciation and amortization	100,197	-	714	3,698	-	-	-	-	-	104,609
Amortization of lease intangibles	3,084	-	-	-	-	-	-	-	-	3,084
Gain on sale of assets	(5)	-	-	-	-	-	-	-	-	(5)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(3,291)	-	-	-	-	-	-	-	-	(3,291)
Real estate depreciation and amortization	(3,149)	-	-	-	-	-	-	-	-	(3,149)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-
FFO	93,255	3,210	2,062	5,141	209	183	-	6,991	2,822	113,873

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	275	-	-	-	-	-	-	-	-	275
Non-cash straightline lease expense	1,548	-	-	-	-	-	-	-	-	1,548
Non-cash interest related to gain on derivatives, net	(429)	-	-	-	-	-	-	-	-	(429)
Loss on extinguishment of debt	44	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	1,283	-	-	-	-	-	-	-	-	1,283
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	106
Income tax provision	6,710	-	-	-	-	-	-	-	-	6,710
Preferred stock redemption charges	4,770	-	-	-	-	-	-	(4,641)	(129)	-
Non-controlling interests:
Non-cash straightline lease expense	(338)	-	-	-	-	-	-	-	-	(338)
Non-cash interest related to loss on derivative	(2)	-	-	-	-	-	-	-	-	(2)
Discontinued operations:
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-
	17,440	(3,115)	-	-	(44)	-	-	(4,641)	(129)	9,511

Adjusted FFO	$110,695	$95	$2,062	$5,141	$165	$183	$-	$2,350	$2,693	$123,384

FFO per diluted share	$0.59									$0.71

Adjusted FFO per diluted share	$0.70									$0.77

Basic weighted average shares outstanding	157,628						3,163			160,791
Shares associated with unvested restricted stock awards	404						-			404
Diluted weighted average shares outstanding	158,032						3,163			161,195

(1) Actual represents the Company’s ownership results for the 28 hotels in which the Company has interests as of September 30, 2013.

(2) Discontinued Operations  represents the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(4) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(5) Repurchase: Exchangeable Senior Notes represents interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(6) Investment: Preferred Equity represents the 11% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(7) Issuance: Common Stock represents the 25,300,000 shares issued by the Company in connection with a common stock offering in February 2013.

(8) Redemption: Series A Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(9) Redemption: Series C Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the  Exchangeable Senior Note repurchase and Preferred Equity Investment  in  January 2013, the common stock issuance in February 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

YTD Q3 2012

	Nine Months Ended September 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income	$38,443	$(46,566)	$(2,795)	$1,135	$2,156	$3,832	$4,040	$2,063	$-	$-	$-	$2,308
Operations held for investment:
Depreciation and amortization	96,568	-	3,313	2,218	1,605	5,547	-	-	-	-	-	109,251
Amortization of lease intangibles	3,084	-	-	-	-	-	-	-	-	-	-	3,084
Interest expense	58,100	-	585	-	-	3,984	(3,849)	-	-	-	-	58,820
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,694)	-	-	-	-	-	-	-	-	-	-	(1,694)
Depreciation and amortization	(4,261)	-	-	-	-	-	-	-	-	-	-	(4,261)
Interest expense	(1,872)	-	-	-	-	-	-	-	-	-	-	(1,872)
Discontinued operations:
Depreciation and amortization	10,982	(10,982)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-	-	-	-
Interest expense	6,103	(6,103)	-	-	-	-	-	-	-	-	-	-
EBITDA	205,467	(63,665)	1,103	3,353	3,761	13,363	191	2,063	-	-	-	165,636

Operations held for investment:
Amortization of deferred stock compensation	2,654	-	-	-	-	-	-	-	-	-	-	2,654
Amortization of favorable and unfavorable contracts, net	92	-	-	-	-	-	-	-	-	-	-	92
Non-cash straightline lease expense	2,083	-	-	-	-	-	-	-	-	-	-	2,083
Capital lease obligation interest - cash ground rent	(468)	-	(585)	-	-	-	-	-	-	-	-	(1,053)
Loss on sale of assets, net	22	-	-	-	-	-	-	-	-	-	-	22
Loss on extinguishment of debt	191	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	-	-	-	621
Hotel laundry closing costs	424	-	-	-	-	-	-	-	-	-	-	424
Non-controlling interests:
Non-cash straightline lease expense	(339)	-	-	-	-	-	-	-	-	-	-	(339)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	-	-	-	(202)
Discontinued operations:
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	(31,139)	38,340	(585)	-	-	-	(191)	-	-	-	-	6,425

Adjusted EBITDA	$174,328	$(25,325)	$518	$3,353	$3,761	$13,363	$-	$2,063	$-	$-	$-	$172,061

*Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited November 11, 2013

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

YTD Q3 2012

	Nine Months Ended September 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income	$38,443	$(46,566)	$(2,795)	$1,135	$2,156	$3,832	$4,040	$2,063	$-	$-	$-	$2,308
Preferred stock dividends	(22,311)	-	-	-	-	-	-	-	-	10,575	4,836	(6,900)
Operations held for investment:
Real estate depreciation and amortization	95,663	-	3,313	2,218	1,605	5,547	-	-	-	-	-	108,346
Amortization of lease intangibles	3,084	-	-	-	-	-	-	-	-	-	-	3,084
Loss on sale of assets, net	22	-	-	-	-	-	-	-	-	-	-	22
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,694)	-	-	-	-	-	-	-	-	-	-	(1,694)
Real estate depreciation and amortization	(4,261)	-	-	-	-	-	-	-	-	-	-	(4,261)
Discontinued operations:
Real estate depreciation and amortization	10,982	(10,982)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-	-	-	-
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-	-	-	-
FFO	81,650	(19,270)	518	3,353	3,761	9,379	4,040	2,063	-	10,575	4,836	100,905

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	92	-	-	-	-	-	-	-	-	-	-	92
Non-cash straightline lease expense	2,083	-	-	-	-	-	-	-	-	-	-	2,083
Write-off of deferred financing fees	3	-	-	-	-	-	(3)	-	-	-	-	-
Non-cash interest related to loss on derivatives	595	-	-	-	-	-	-	-	-	-	-	595
Loss on extinguishment of debt	191	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	-	-	-	621
Hotel laundry closing costs	424	-	-	-	-	-	-	-	-	-	-	424
Income tax provision	-	-	-	-	-	-	-	-	-	-	-	-
Non-controlling interests:
Non-cash straightline lease expense	(339)	-	-	-	-	-	-	-	-	-	-	(339)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	-	-	-	(1)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	-	-	-	(202)
Discontinued operations:
Write-off of deferred financing fees	185	(185)	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	5,727	(137)	-	-	-	-	(194)	-	-	-	-	5,396

Adjusted FFO	$87,377	$(19,407)	$518	$3,353	$3,761	$9,379	$3,846	$2,063	$-	$10,575	$4,836	$106,301

FFO per diluted share	$0.66											$0.63

Adjusted FFO per diluted share	$0.70											$0.66

Basic weighted average shares outstanding	124,271								36,186			160,457
Shares associated with unvested restricted stock awards	235								-			235
Diluted weighted average shares outstanding	124,506								36,186			160,692

(1) Actual represents the Company’s ownership results for the 30 hotels in which the Company had interests as of September 30, 2012.  In accordance with the September 30, 2013 presentation, 26 hotels are classified as held for investment and four have been reclassified as discontinued operations.

(2) Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011, plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(6) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(7) Repayment: Debt & Senior Notes represents interest, deferred finance fee amortization and deferred finance fees written off on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining $58.0 million balance in January 2013.

(8) Investment: Preferred Equity represents the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(9) Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares and the 25,300,000 shares issued by the Company in connection with a common stock offering in June 2012 and February 2013, respectively.

(10) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(11) Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(12) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012 and February 2013, the Preferred Equity Investment in January 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA Reconciliation

Q3 2013

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$33,846	$7,068	$450	$3,244	$2,360	$13,122	38.8%
2	Boston Park Plaza	19,938	2,543	-	2,833	1,338	6,714	33.7%
3	Renaissance Washington DC	16,353	(825)	-	2,422	1,915	3,512	21.5%
4	Renaissance Orlando at SeaWorld ®	11,444	(1,267)	-	1,776	1,117	1,626	14.2%
5	Renaissance Harborplace	11,591	704	-	1,756	1,247	3,707	32.0%
6	Renaissance Los Angeles Airport	6,414	620	-	765	-	1,385	21.6%
7	JW Marriott New Orleans	6,757	(293)	1	1,347	503	1,558	23.1%
8	Hilton North Houston	5,079	(756)	-	952	472	668	13.2%
9	Marriott Quincy	7,659	1,170	-	1,140	-	2,310	30.2%
10	Doubletree Guest Suites Times Square (1)	18,125	1,727	998	2,031	1,827	6,583	36.3%
11	Hilton Times Square	13,888	313	92	2,535	1,245	4,185	30.1%
12	Fairmont Newport Beach	7,375	521	-	1,206	-	1,727	23.4%
13	Hyatt Chicago Magnificent Mile	8,480	339	-	1,565	351	2,255	26.6%
14	Marriott Boston Long Wharf	14,866	1,808	-	2,093	2,514	6,415	43.2%
15	Hyatt Regency Newport Beach	9,413	1,363	-	865	-	2,228	23.7%
16	Marriott Tysons Corner	4,547	(120)	-	808	588	1,276	28.1%
17	Marriott Houston	3,613	(191)	-	576	302	687	19.0%
18	Renaissance Long Beach	5,401	740	-	587	-	1,327	24.6%
19	Embassy Suites Chicago	8,003	1,659	-	927	1,028	3,614	45.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,088	1,424	-	1,157	-	2,581	42.4%
21	Renaissance Westchester	4,561	(429)	-	705	-	276	6.1%
22	Embassy Suites La Jolla	5,949	736	-	888	1,129	2,753	46.3%
23	Marriott Philadelphia	4,268	261	-	473	357	1,091	25.6%
24	Hilton New Orleans St. Charles	2,331	94	-	542	-	636	27.3%
25	Marriott Portland	4,741	1,920	-	424	-	2,344	49.4%
26	Sheraton Cerritos	2,992	286	-	405	-	691	23.1%
27	Marriott Park City	1,963	(308)	-	362	198	252	12.8%
28	Courtyard by Marriott Los Angeles	2,902	799	-	308	-	1,107	38.1%

	Actual Portfolio (28 Hotels) (3)	248,587	21,906	1,541	34,692	18,491	76,630	30.8%

	Less: Non-Comparable Hotel (4)
	Boston Park Plaza	19,938	2,543	-	2,833	1,338	6,714	33.7%

	Comparable Portfolio (27 Hotels) (5)	$228,649	$19,363	$1,541	$31,859	$17,153	$69,916	30.6%

	*Footnotes on page 45.

APPENDIX	Page 43

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA Reconciliation

Q3 2012

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (7)	$30,735	$3,305	$450	$5,688	$2,487	$11,930	38.8%
2	Boston Park Plaza	17,728	2,178	-	1,849	1,337	5,364	30.3%
3	Renaissance Washington DC	10,717	(3,110)	-	1,992	1,945	827	7.7%
4	Renaissance Orlando at SeaWorld ®	11,320	(1,084)	-	1,869	1,145	1,930	17.0%
5	Renaissance Harborplace (7)	9,785	(186)	-	1,893	1,289	2,996	30.6%
6	Renaissance Los Angeles Airport	5,636	166	-	726	-	892	15.8%
7	JW Marriott New Orleans	5,825	(1,846)	1	1,821	626	602	10.3%
8	Hilton North Houston	5,469	(514)	-	962	480	928	17.0%
9	Marriott Quincy	6,559	724	-	1,136	-	1,860	28.4%
10	Doubletree Guest Suites Times Square (1)	17,134	641	1,425	1,995	1,936	5,997	35.0%
11	Hilton Times Square	13,480	67	270	2,324	1,253	3,914	29.0%
12	Fairmont Newport Beach	7,148	235	-	1,292	-	1,527	21.4%
13	Hyatt Chicago Magnificent Mile	7,593	(663)	32	2,559	-	1,928	25.4%
14	Marriott Boston Long Wharf	13,043	820	-	2,085	2,514	5,419	41.5%
15	Hyatt Regency Newport Beach	8,774	1,309	-	637	-	1,946	22.2%
16	Marriott Tysons Corner	4,633	(23)	-	807	605	1,389	30.0%
17	Marriott Houston	3,713	(227)	-	606	310	689	18.6%
18	Renaissance Long Beach	4,308	239	-	584	-	823	19.1%
19	Embassy Suites Chicago	7,165	1,178	-	872	1,049	3,099	43.3%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,934	1,503	-	1,121	-	2,624	44.2%
21	Renaissance Westchester	4,563	(64)	-	359	-	295	6.5%
22	Embassy Suites La Jolla	5,462	408	-	908	1,143	2,459	45.0%
23	Marriott Philadelphia	3,753	(191)	-	483	368	660	17.6%
24	Hilton New Orleans St. Charles	2,411	177	-	535	-	712	29.5%
25	Marriott Portland	4,137	1,660	-	290	-	1,950	47.1%
26	Sheraton Cerritos	2,748	226	-	406	-	632	23.0%
27	Marriott Park City	1,897	(326)	-	355	204	233	12.3%
28	Courtyard by Marriott Los Angeles	2,830	654	-	310	-	964	34.1%

	Pro Forma Comparable Portfolio (28 Hotels) (8)	224,500	7,256	2,178	36,464	18,691	64,589	28.8%

	Less: Non-Comparable Hotel (4)
	Boston Park Plaza	17,728	2,178	-	1,849	1,337	5,364	30.3%

	Comparable Portfolio (27 Hotels) (5)	206,772	5,078	2,178	34,615	17,354	59,225	28.6%

	Less: Prior Ownership (9)
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	913	367	-	-	-	367	40.2%
	Hilton New Orleans St. Charles	2,411	177	-	535	-	712	29.5%

	Actual Portfolio (26 Hotels) (10)	$203,448	$4,534	$2,178	$34,080	$17,354	$58,146	28.6%

	*Footnotes on page 45.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended September 30, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)	Actual Portfolio for the three months ended September 30, 2013 includes the Company’s ownership results for all 28 hotels held for investment by the Company as of September 30, 2013.
(4)

Non-Comparable Hotel represents the Boston Park Plaza acquired by the Company on July 2, 2013, due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. The results for the three months ended September 30, 2013 include the Company’s results, whereas the results for the three months ended September 30, 2012 include prior ownership results, as well as the Company’s pro forma adjustments for interest and depreciation expense.

(5)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 27 Comparable Hotels, which include the 28 Pro Forma Comparable hotels held for investment as of September 30, 2013, excluding the Boston Park Plaza.

(6)

Other Adjustments for the three months ended September 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; and $32,000 in management transition costs at the Hyatt Chicago Magnificent Mile.

(7)

Hotel EBITDA for the third quarter of 2012 is impacted by the following: $0.3 million credit related to prior year property tax expense at the Hilton San Diego Bayfront; and $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace.

(8)

Pro Forma Comparable Portfolio for the three months ended September 30, 2012 includes all 28 hotels held for investment by the Company as of September 30, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

(9)

Prior Ownership for the three months ended September 30, 2012 include prior ownership results and the Company’s pro forma depreciation adjustments as applicable for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(10)	Actual Portfolio for the three months ended September 30, 2012 includes the Company’s ownership results for all 26 hotels held for investment by the Company as of September 30, 2012.

APPENDIX	Page 45

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA Reconciliation

YTD Q3 2013

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$93,528	$13,186	$1,350	$12,595	$7,036	$34,167	36.5%
2	Boston Park Plaza	52,915	3,986	-	6,531	3,985	14,502	27.4%
3	Renaissance Washington DC	59,125	4,747	-	7,386	5,768	17,901	30.3%
4	Renaissance Orlando at SeaWorld ®	42,656	2,710	-	5,454	3,336	11,500	27.0%
5	Renaissance Harborplace	31,597	(286)	-	5,332	3,732	8,778	27.8%
6	Renaissance Los Angeles Airport	18,909	1,589	-	2,267	-	3,856	20.4%
7	JW Marriott New Orleans	25,909	3,543	3	4,281	1,263	9,090	35.1%
8	Hilton North Houston	16,772	(1,152)	-	2,790	1,457	3,095	18.5%
9	Marriott Quincy (3)	20,832	2,702	-	3,420	-	6,122	29.4%
10	Doubletree Guest Suites Times Square (1)	49,189	931	2,995	6,342	5,314	15,582	31.7%
11	Hilton Times Square (3)	36,329	(2,252)	284	7,312	3,711	9,055	24.9%
12	Fairmont Newport Beach	20,578	566	-	3,724	-	4,290	20.8%
13	Hyatt Chicago Magnificent Mile (3)	17,789	(4,589)	-	4,616	1,053	1,080	6.1%
14	Marriott Boston Long Wharf	38,173	603	-	6,286	7,459	14,348	37.6%
15	Hyatt Regency Newport Beach (3)	21,956	1,194	-	2,261	-	3,455	15.7%
16	Marriott Tysons Corner	14,777	210	-	2,546	1,758	4,514	30.5%
17	Marriott Houston	11,739	(16)	-	1,714	902	2,600	22.1%
18	Renaissance Long Beach	17,032	2,955	-	1,790	-	4,745	27.9%
19	Embassy Suites Chicago (3)	19,866	1,893	-	2,696	3,066	7,655	38.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	15,860	2,423	-	3,463	-	5,886	37.1%
21	Renaissance Westchester (3)	12,002	(1,804)	-	1,684	-	(120)	-1.0%
22	Embassy Suites La Jolla	15,759	800	-	2,683	3,397	6,880	43.7%
23	Marriott Philadelphia	13,755	1,121	-	1,407	1,068	3,596	26.1%
24	Hilton New Orleans St. Charles	9,303	1,787	-	1,612	-	3,399	36.5%
25	Marriott Portland	11,330	3,824	-	1,165	-	4,989	44.0%
26	Sheraton Cerritos	9,362	1,217	-	1,232	-	2,449	26.2%
27	Marriott Park City	7,590	282	-	1,093	592	1,967	25.9%
28	Courtyard by Marriott Los Angeles	8,340	1,954	-	925	-	2,879	34.5%

	Pro Forma Comparable Portfolio (28 Hotels) (4)	712,972	44,124	4,632	104,607	54,897	208,260	29.2%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	52,915	3,986	-	6,531	3,985	14,502	27.4%

	Comparable Portfolio (27 Hotels) (6)	660,057	40,138	4,632	98,076	50,912	193,758	29.4%

	Less: Prior Ownership (7)
	Hilton New Orleans St. Charles	5,025	1,348	-	714	-	2,062	41.0%

	Plus: Non-Comparable Hotel Company Results (8)
	Boston Park Plaza	19,938	2,543	-	2,833	1,338	6,714	33.7%

	Actual Portfolio (28 Hotels) (9)	$674,970	$41,333	$4,632	$100,195	$52,250	$198,410	29.4%

*Footnotes on page 48.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA Reconciliation

YTD Q3 2012

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$92,215	$6,797	$1,350	$17,045	$7,487	$32,679	35.4%
2	Boston Park Plaza	50,060	3,832	-	5,547	3,984	13,363	26.7%
3	Renaissance Washington DC	44,517	(1,265)	-	5,872	5,858	10,465	23.5%
4	Renaissance Orlando at SeaWorld ®	40,710	2,626	-	5,776	3,431	11,833	29.1%
5	Renaissance Harborplace (3)	28,131	(2,371)	-	5,906	3,871	7,406	26.3%
6	Renaissance Los Angeles Airport	16,981	927	-	2,116	-	3,043	17.9%
7	JW Marriott New Orleans	22,904	(487)	3	5,423	1,974	6,913	30.2%
8	Hilton North Houston (3)	17,044	(596)	-	2,860	1,434	3,698	21.7%
9	Marriott Quincy	18,388	1,232	-	3,527	-	4,759	25.9%
10	Doubletree Guest Suites Times Square (1)	46,521	(994)	3,428	5,947	5,989	14,370	30.9%
11	Hilton Times Square	38,055	(1,010)	810	6,664	3,738	10,202	26.8%
12	Fairmont Newport Beach	19,558	(308)	-	3,994	-	3,686	18.8%
13	Hyatt Chicago Magnificent Mile	18,538	(3,144)	175	6,459	-	3,490	18.8%
14	Marriott Boston Long Wharf	33,381	(1,852)	-	6,291	7,486	11,925	35.7%
15	Hyatt Regency Newport Beach	23,150	2,439	-	1,949	-	4,388	19.0%
16	Marriott Tysons Corner	15,105	626	-	2,425	1,813	4,864	32.2%
17	Marriott Houston (3)	11,613	10	-	1,758	930	2,698	23.2%
18	Renaissance Long Beach	14,239	1,215	-	1,807	549	3,571	25.1%
19	Embassy Suites Chicago (3)	17,902	1,382	-	2,628	3,138	7,148	39.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	15,132	2,271	-	3,339	-	5,610	37.1%
21	Renaissance Westchester	13,900	(684)	466	1,117	-	899	6.5%
22	Embassy Suites La Jolla (3)	14,725	526	-	2,717	3,438	6,681	45.4%
23	Marriott Philadelphia	12,379	9	-	1,437	1,103	2,549	20.6%
24	Hilton New Orleans St. Charles	9,265	2,156	-	1,605	-	3,761	40.6%
25	Marriott Portland	10,312	3,396	-	878	-	4,274	41.4%
26	Sheraton Cerritos	8,643	783	-	1,254	-	2,037	23.6%
27	Marriott Park City	7,737	372	-	1,076	611	2,059	26.6%
28	Courtyard by Marriott Los Angeles	8,215	1,807	-	925	-	2,732	33.3%

	Pro Forma Comparable Portfolio (28 Hotels) (4)	669,320	19,695	6,232	108,342	56,834	191,103	28.6%

	Less: Non-Comparable Hotel (5)
	Boston Park Plaza	50,060	3,832	-	5,547	3,984	13,363	26.7%

	Comparable Portfolio (27 Hotels) (6)	619,260	15,863	6,232	102,795	52,850	177,740	28.7%

	Less: Prior Ownership (7)
	Hyatt Chicago Magnificent Mile	8,288	(2,795)	-	3,313	-	518	6.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	10,111	1,135	-	2,218	-	3,353	33.2%
	Hilton New Orleans St. Charles	9,265	2,156	-	1,605	-	3,761	40.6%

	Actual Portfolio (26 Hotels) (11)	$591,596	$15,367	$6,232	$95,659	$52,850	$170,108	28.8%

*Footnotes on page 48.

APPENDIX	Page 47

Supplemental Financial Information – Unaudited November 11, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the nine months ended September 30, 2013 include: a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first nine months of 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the first nine months of 2013 is also impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000; Hotel EBITDA for the first nine months of 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.3 million in property tax credits net of (assessments) received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

(4)

Pro Forma Comparable Portfolio for the nine months ended September 30, 2013 and 2012 includes all 28 hotels held for investment by the Company as of September 30, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

(5)

Non-Comparable Hotel represents the Boston Park Plaza acquired by the Company on July 2, 2013, due to the hotel’s addition of 12 rooms in September 2012 and 100 rooms in January 2013. Includes the Company’s results, prior ownership results, and the Company’s pro forma adjustments for interest and depreciation expense as applicable for both the nine months ended September 30, 2013 and 2012.

(6)

Comparable Portfolio represents the Company’s ownership results, prior ownership results and the Company’s pro forma adjustments for depreciation expense as applicable for the 27 Comparable Hotels, which include the 28 hotels held for investment as of September 30, 2013, excluding the Boston Park Plaza.

(7)

Prior Ownership for the nine months ended September 30, 2013 includes prior ownership results and the Company’s pro forma depreciation expense for the Hilton New Orleans St. Charles acquired on May 1, 2013. Prior Ownership for the nine months ended September 30, 2012 include prior ownership results and the Company’s pro forma depreciation adjustments for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(8)

Non-Comparable Hotel Company Results represent the Company’s ownership results for the Boston Park Plaza acquired by the Company on July 2, 2013, added back in order to arrive at the total actual results reported by the Company for the nine months ended September 30, 2013.

(9)	Actual Portfolio for the nine months ended September 30, 2013 includes the Company’s ownership results for all 28 hotels held for investment by the Company as of September 30, 2013.
(10)

Other Adjustments for the nine months ended September 30, 2012 include: a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $2.1 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; $0.5 million in management transition costs at the Renaissance Westchester; and $0.2 million in management transition costs at the Hyatt Chicago Magnificent Mile.

(11)	Actual Portfolio for the nine months ended September 30, 2012 includes the Company’s ownership results for all 26 hotels held for investment by the Company as of September 30, 2012.

APPENDIX	Page 48

Supplemental Financial Information – Unaudited November 11, 2013

2013 Marriott Accounting Conversion

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar; however Marriott’s 2013 calendar will contain an additional three days, December 29, 2012 through December 31, 2012. The following details the approximate adjustments that would be required to convert the Company’s 2012 Comparable Portfolio Total Revenue as reported to a standard 12-month calendar (in thousands):

	Q1		Q2		Q3		Q4		Full Year
Total Revenue as reported (1)	$183,805	21.8%	$221,829	26.4%	$204,361	24.3%	$231,494	27.5%	$841,489	100.0%
Marriott-managed room revenue adjustment (2)	4,156		4,923		4,244		(12,463)		860
	$187,961	22.3%	$226,752	26.9%	$208,605	24.8%	$219,031	26.0%	$842,349	100.0%

(1)	Includes the Company’s ownership results and prior ownership results for the 26 hotel portfolio held for investment by the Company as of December 31, 2012.
(2)

Includes the adjustments needed to convert Marriott’s room revenue as reported from a 13-period basis to a standard 12-month calendar basis. Due to the fact that Marriott’s 2012 fiscal year began on December 31, 2011, and ended on December 28, 2012, the conversion to a standard 12-month calendar basis adds $0.9 million in room revenue by subtracting December 31, 2011 from the 2012 fiscal year, and adding December 29, 2012 through December 31, 2012 to the 2012 calendar year.

APPENDIX	Page 49